May 28, 1999


Dear Shareholder:

We are pleased to present the Bailard Biehl & Kaiser International Equity Fund semi-annual shareholders' report for the six months ended March 31, 1999. In this report we discuss recent fund and market performance, the market outlook and the Fund's investment strategy.

FUND PERFORMANCE AND MARKET OVERVIEW

Following last summer's steep declines, the past six months has seen a welcome recovery in many of the world's equity markets. Bailard Biehl & Kaiser International Equity Fund shareholders have participated fully in this advance, earning a 19.36% return from September 30, 1998 through March 31, 1999. (1)

Among developed countries, a surging U.S. market (up 28%) was outpaced by Hong Kong (up 37%), Japan (up 42%), Singapore (up 48%), and Finland (up 66%).(2) Yet it was the emerging markets, especially those hit hardest by last year's financial crisis, that enjoyed the most dramatic gains: Indonesia's stock index more than doubled, as did Korea's, while Russia's nearly tripled.(2)

The performance of much of Europe was lackluster by comparison. Euroland countries, notably Germany (up just 1%), took five of the bottom six slots in the developed market rankings. The Czech Republic (down 10%) and Denmark (down 3%) were the only international markets to actually fall.(2)

Global stock markets continued to show above-average volatility during the past six months. Our strategy has therefore been tilted toward a value investment style, to take advantage of investors' tendency to over-react during volatile periods, rather than the momentum approach we favor in calmer markets. The decision to underweight expensive Europe in favor of attractive Asia was timely: overweights in Japan and Korea have paid off handsomely. On the other hand, a negative earnings outlook led us to underweight Indonesia for too long, while concern over extreme political and financial instability kept us out of Russia entirely.

EUROPE

Currency convergence was the driving force in Europe at the end of 1998. Despite slowing economic growth and falling prices, a series of coordinated interest rate cuts and cross-border mergers pushed stock markets to new highs in the fourth quarter. Since the euro's debut on January 1, interest rates have continued to come down, but stock prices--with the veil of euro-phoria lifted--have begun to react to negative earnings surprises. As the combined Euroland economy is responsible for a third more exports than the U.S., and twice as many as Japan, the region is very sensitive to global conditions. The slowing global economy has dragged mightily on corporate earnings, and hence stock returns: European markets lagged the rest of the developed world during the first quarter of 1999. (Finland, the one exception, was powered by the performance of just one company--market heavyweight Nokia.) And the euro itself has steadily weakened against the U.S. dollar since the start of the year.

Underweighting Germany helped the Fund's performance in Europe, while stock selection within European countries yielded mixed results. Superior stock selection in non-euro markets, especially the U.K., Switzerland and Finland, was offset by weak performance in the core Euroland markets of Germany, France and the Netherlands. Much like the U.S. stock market in 1997 and 1998, Euroland market performance has been dominated by a few very large capitalization stocks, making active stock selection very difficult.

JAPAN AND ASIA

After years of stagnation, the Japanese economy may finally be close to bottoming out. Restructuring plans announced by Sony and other large multinationals have given investors hope that corporate Japan is, after all, serious about reform. And important changes are being made, albeit slowly, in the Japanese banking system. This sea change in sentiment is evident in the yen's 15% rise vs. the dollar over the past six months.

Although the economies of Asia still suffer effects of the recent crisis, investors are optimistic about recovery, encouraged by government efforts in several markets. Singapore share prices surged in the fourth quarter of 1998 after the government announced its stimulus package. Hong Kong's market was boosted by the government's share purchase program, as speculators scrambled to cover their short positions. The interest rate-sensitive property sector led the market, as rates fell and residential prices stabilized. The Fund was underweight these government-favored property companies, so our Hong Kong holdings lagged the market index. Nonetheless, our holdings throughout Asia, which we began increasing back in September 1998, made a strong contribution to fund performance.

EMERGING MARKETS

The fall of the Brazilian real in January reverberated throughout Latin America and rekindled fears of a relapse into global emerging-market sickness. The currency lost nearly half its value against the dollar before reversing course, but timely intervention by the IMF and a relatively healthy banking system helped minimize the impact of the collapse.

Troubling economic data and nervousness over the Kosovo conflict caused investors to shy away from the Czech Republic. Slower economic growth in Western Europe hampered the performance of all of Eastern Europe's exporting companies.

The Fund's performance in emerging markets was generally good. Overweighting Greece and Korea while underweighting the Czech Republic, India and Peru proved to be good decisions. Avoiding the myriad fundamental risks in Russia, however, came at a high opportunity cost.

MARKET OUTLOOK AND INVESTMENT STRATEGY

Long term, the euro brings with it several positives for European equities beyond lower interest rates. Lower banking costs and cheaper access to capital should ultimately improve corporate profitability. Exchange rate stability and increased price transparency will increase competition and improve efficiency; strong firms are likely to get stronger, weak ones to be taken over or go under as industries consolidate.

The near-term outlook for economic growth in Europe is more problematic. Growth in the larger economies is likely to remain sluggish and yet stock valuations are still relatively high. In contrast, the Asian economies look more likely to exceed expectations -- after all, the Asian economies are recovering from a very low base.

Taking into account compelling valuations, stabilization of exchange rates, and troughing of earnings estimates, and paying due attention to risk control, we are currently overweight in Asia, Japan, and Australia at the expense of Europe.

The disciplined investment process underlying the management of the Bailard Biehl & Kaiser International Equity Fund continues to perform well in terms of returns, risk and consistency. We remain confident that our investment process will continue to successfully navigate the future hurdles and opportunities offered by stock markets outside the U.S.

We appreciate your continued investment in the Bailard Biehl & Kaiser International Equity Fund. If you have any questions concerning the Fund, please do not hesitate to call us at 800-882-8383.

Sincerely,




Peter M. Hill                                        Burnie E. Sparks, Jr., CFA
Chairman                                             President


----------

(1) Total returns for investment periods ended March 31, 1999: 3 months: 0.77%; 6 months: 19.36%; 12 months: -2.00%; 5 years: 7.51% annualized; 10 years:
    3.94% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Equity Fund will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. The performance data quoted represents past performance and is no indication of future results.

(2) Index return data is based on the respective ING Barings (US$) indices for the emerging market countries mentioned, and the Morgan Stanley Capital International (US$) indices for the developed market countries. The past performance of these indices is no indication of future results.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

                                                            SHARES     VALUE
                                                            ------     -----
         EQUITY SECURITIES  (97.3%)

I        ARGENTINA (0.2%)

         Banco De Galicia Spns'd. ADR Class B                3,261   $  52,380
       * Comercial Del Plata                                14,530       6,103
         Perez Companc SA Spon ADR                           2,600      24,375
         Siderca                                            15,952      17,548
         Siderar SA A Shares                                   638       1,034
         Telecom Argentina Stet-France Telecom SA ADR          900      24,694
         Telefon De Argentina Spns'd ADR                     1,100      33,275
         Transp. Gas Del Sur. Spns'd ADR                     2,500      23,438
                                                                     ---------

         Total Argentina                                               182,847
                                                                     ---------
II       AUSTRALIA (2.4%)

         Australia & New Zealand Bank                       20,000     144,613
         Brambles Industries Ltd.                            8,500     215,166
         CSR Ltd.                                           62,100     134,080
         Coles Myer Ltd.                                    12,500      67,547
         Fosters Brewing Group Ltd.                         25,000      73,270
         Lend Lease Corp. Ltd.                              26,400     334,949
         National Australia Bank Ltd.                       35,000     633,237
         National Mutual Holdings                           70,000     112,723
         QBE Insurance Group Ltd.                           12,500      51,712
         Southcorp Ltd.                                     20,000      80,971
         Telstra Corporation                                82,000     427,469
       * The News Corporation Ltd.                          36,700     270,511
         Woodside Petroleum                                 25,000     150,628
                                                                     ---------

         Total Australia                                             2,696,876
                                                                     ---------
III      AUSTRIA (0.8%)

         Austria Tabakwerke AG                                 656      44,193
         Bank Austria AG                                     5,696     338,832
         Bau Holdings AG Pfd.                                  750      21,295
         Brau-Union Hungaira Pfd.                            2,310      36,161


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                             SHARES     VALUE
                                                             ------     -----
         AUSTRIA- CONTINUED
         Brau-Union AG                                       1,125   $  58,663
         EVN Energ-Versorg AG                                  600      78,023
         Flughafen Wien AG                                     900      38,069
         Mayr-Melnhof Karton AG                              2,072      91,692
         OMV AG                                              1,360     120,250
         VA Technologie AG                                     650      46,771
         Voest-Alpine Stahl AG                                 900      27,896
         Weinerberger Baustoffindustrie                        300      52,662
                                                                     ---------

         Total Austria                                                 954,507
                                                                     ---------
IV       BELGIUM (1.5%)

         Delhaize "Le Lion" SA NPV                           1,400     129,681
         Electrabel NPV                                      1,450     519,719
         Fortis NV                                          14,227     525,294
         Fortis Strip VVPR                                   1,197          13
         KBS Bancassurance Holding SA                        3,000     199,996
         Tractebel NPV                                       1,720     271,109
         Tractebel NPV Wts. (Ex. 11/30/99)                     400          35
         UCB NPV                                             2,000      89,629
                                                                     ---------

         Total Belgium                                               1,735,476
                                                                     ---------
V        BRAZIL (0.6%)

         Companhia Cervejaria Brahma Spns'd ADR              2,600      24,212
         Companhia Energetica Spns'd ADR                     3,671      82,598
         Centrais Electricas Pf'd. B ADR                     9,000      94,500
         CIA Paran Energy Copel                         16,530,000     124,722
         Itaubanco Pfd. Reg'd                              200,000     102,040
         Gerdau S.A. Pfd.                                2,200,000      22,705
         Telebras Spns'd. ADR                                3,400     274,125
                                                                      --------

         Total Brazil                                                  724,902
                                                                      --------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                           SHARES        VALUE
                                                           ------        -----
VI.      CANADA (3.5%)

         Abitibi Consolidated Inc.                           7,500     $  66,929
         Alcan Aluminum Ltd.                                 9,000       232,312
         BCE Inc.                                            8,000       354,500
       * BCT Telus Communication Inc.                        2,623        64,153
       * BCT Telus Communication Non Voting                    874        20,654
         Bank of Nova Scotia                                14,000       296,602
         Bombardier Inc. Class B                            16,000       209,942
         Cambior Inc.                                       25,000       100,000
         Canadian Imperial Bank of Commerce                 14,500       369,976
       * Canadian Natural Resources                          7,000       120,307
         Imasco Ltd.                                        12,600       272,772
         Imperial Oil Ltd.                                   3,000        57,375
         Ipsco Inc.                                          3,750        73,746
         Maritime Teleg. & Telephone Ltd.                   11,000       291,942
         National Bank of Canada Montreal                   18,000       262,361
         Northern Telecom                                   10,000       621,250
         Quebecor Inc. Class B                              18,000       395,624
         Shell Canada Ltd. Class A                          13,000       210,537
                                                                       ---------
         Total Canada                                                  4,020,982
                                                                       ---------
VII      CZECH CROWN (0.1%)

         Tabak                                                 366        80,193
                                                                       ---------
VIII     DENMARK (0.6%)

         Aarhus Oliefabrik Class A                           1,400        33,554
         Carlsberg Class B                                     900        36,342
         D/S Svendborg Class B                                  10       106,035
         Den Danske Bank AF                                  1,600       168,081
         FLS Industries Class B                              1,500        29,414
         Novo-Nordisk AS Class B                               800        89,476
         Teledenmark Class B                                 2,000       198,127
         Tryg Baltica Forsikring                             1,800        50,984
                                                                       ---------
         Total Denmark                                                   712,013
                                                                       ---------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                        SHARES        VALUE
                                                        ------        -----
IX       FINLAND (0.5%)

         Nokia Class A ADR                               3,900     $   607,425
                                                                   -----------
X        FRANCE (9.1%)

         AXA- UAP SA                                     5,400         715,904
         Banque Paribas Class A                         13,000       1,451,198
         Cap Gemini SA                                   2,000         334,892
         Casino Guichard Perrachon et Cie                6,700         594,579
         Eiffage SA                                      4,000         264,718
         Eridania Beghin Say SA                          2,280         337,716
         Essilor Int'l                                   1,000         333,596
         Eura France                                       630         302,666
         France Telecom SA                              15,000       1,212,931
         Lafarge SA                                      3,000         270,440
         L'Oreal                                           800         506,116
         PSA Peugeot Citroen                             1,510         217,142
         Renault SA                                      8,000         281,819
         Sanofi                                          3,000         505,253
         Schneider SA                                    6,000         331,977
         Scor                                            6,000         301,856
         Societe Nationale Elf Aquitaine                 4,880         662,771
         Suez Lyonnaise Des Eaux                         5,000         925,217
         St. Gobain                                      1,000         158,701
         Vivendi                                         2,400         590,498
         Vivendi Wts ( Ex. 5/2/2001)                     3,700           9,108
                                                                   -----------
         Total France                                               10,309,098
                                                                   -----------
XI       GERMANY (7.7%)

         Aachener Und Munchener Beteil                   2,819         331,730
         Agiv AG                                        24,000         452,136
         Allianz AG                                      2,729         830,836
         BASF AG                                        16,500         603,874
         BHF Bank                                       14,500         594,860
         Daimlerchrysler AG                             10,050         874,508
         Depfa Deutsche Pfandbriefban                    3,500         309,656


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                              SHARES     VALUE
                                                              ------     -----
         GERMANY- CONTINUED
         Deutsche Bank AG                                      6,400   $ 329,235
         Deutsche Telekom AG                                  17,000     692,833
         Douglas Holdings New Shs                              1,000      42,482
         Douglas Holdings AG                                  10,000     424,823
         Hannover Rueckversicherung                            3,200     269,468
         Mannesmann AG                                         6,000     766,300
         Phoenix AG                                           20,000     323,880
       * Sap AG Pf'd                                             500     160,860
         Viag AG                                               1,100     606,725
         Volkswagenwerk AG                                     6,000     399,669
         Vossloh AG                                           27,000     708,326
                                                                       ---------
         Total Germany                                                 8,722,201
                                                                       ---------
XII      GREECE (1.3%)

         Alpha Credit Bank                                     3,222     213,785
         Attica Enterprises SA                                 7,200      61,293
         Ergo Bank                                             3,077     229,900
         Hellenic Bottling Co.                                 1,800      53,379
         Hellenic Telecom Organ                               10,000     242,495
         National Bank of Greece                               6,800     459,733
       * Panafon Hellenic Telecom                              3,230      83,825
         Titan Cement                                          1,100      83,642
                                                                       ---------
         Total Greece                                                  1,428,052
                                                                       ---------
XIII     HONG KONG/CHINA (2.3%)

         CLP Holdings Ltd.                                    30,000     144,008
         Cheung Kong Holdings                                 35,000     266,467
       * China Telecom Ltd. Class H                          256,000     426,141
         Dao Heng Bank                                       100,000     329,696
         Gold Peak Ind                                       299,000      49,772
         Gold Peak Ind. Rts. 04/01/99                         74,750       2,219
         Gold Peak Ind. Wts (Ex. 08/06/00)                    29,800       1,038
         Hong Kong & China Gas Wts. Exp. (Ex. 9/30/99)             3           0
         Hong Kong Electric                                   55,000     166,429

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

                                                         SHARES          VALUE
                                                         ------          -----
         HONG KONG- CONTINUED
         Hong Kong Telecommunications                     95,000       $ 186,946
       * Huaeng Power Intl. ADR                            5,000          49,687
         Hutchison Whampoa                                36,000         283,371
         JCG Holdings Ltd.                               300,000          85,166
         Sun Hung Kai Properties                          25,000         186,301
         Swire Pacific                                    70,000         325,181
         Vtech Holdings Ltd                               30,000          86,522
                                                                       ---------
         Total Hong Kong/China                                         2,588,944
                                                                       ---------
XIV      HUNGARY (0.6%)

         Magyar Olay Es. Gazipari                         10,710         229,761
         Matav Rt. Regd Shs                               29,860         159,133
         Matav Rt. ADR                                     1,400          37,450
       * OTP Bank Ltd. Spons GDR 144A                      2,525          97,579
       * OTP Bank Ltd. Spons GDR 144A                      1,500          58,125
         Pick Szeged Ord                                   1,780          53,959
         Richter Gedeon Vegyeszeti                         2,380          77,192
                                                                       ---------
         Total Hungary                                                   713,199
                                                                       ---------
XV       INDIA (0.7%)

       * India Tobacco Ltd. GDR 144A                       4,700         128,075
         Industrial Credit & Inv. GDR                      9,800          61,005
         Gujarat Amjua Cements GDR                        17,000         117,725
       * Mahanagar Tel 144A Spons GDR                     13,600         144,500
         Ranbaxy Labs Ltd. GDR                            19,200         323,520
                                                                       ---------
         Total India                                                     774,825
                                                                       ---------
XVI      INDONESIA (0.4%)

         Gudang Garam                                     50,000          66,426
         Indosat ADR                                       6,000          77,625
       * Indofood Sukes Makmur                           100,000          62,248

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                              SHARES     VALUE
                                                              ------     -----
         INDONESIA- CONTINUED
       * Pabrik Kert Tjiwi Kimia                            270,000    $  59,914
         Semen Gresik                                        65,000       72,680
         Tambang Timah                                       40,000       26,743
         Telekomunikasi Indo                                220,000       71,643
                                                                       ---------

         Total Indonsia                                                  437,279
                                                                       ---------
XVII     IRELAND (1.3%)

         Allied Irish Banks                                  44,000      760,038
         CRH Plc                                             25,000      431,570
         Fyffes Ord                                          37,000       87,081
         Irish Permanent Plc                                  9,672      147,231
         Smurfit (Jefferson) Plc                             40,000       80,754
                                                                       ---------

         Total Ireland                                                 1,506,674
                                                                       ---------
XVIII    ISRAEL (0.8%)

       * Bank Hapoalim                                       50,700      119,136
       * Bezek-The Israel Telecommunication                  15,000       61,887
       * DSP Group Inc. ADR                                   4,700       69,031
       * ECI Telecom ADR                                      3,800      133,000
       * Formula Systems 1985 Ltd. ADR                        2,200       56,513
       * Gilat Communications Ltd.                            2,500       34,844
       * Gilat Satellite Networks Ltd. ADR                    2,800      168,000
         Koor Industries Ltd. ADR                             1,000       21,125
       * Nice Systems Ltd. Sponsored ADR                      1,500       44,250
       * PEC Israel Economic Corp. ADR                        3,500      105,437
         Teva Pharmaceutical Industry Spns'd. ADR             2,900      137,569
                                                                       ---------
         Total Israel                                                    950,792
                                                                       ---------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                          SHARES        VALUE
                                                          ------        -----
XIX.     ITALY  (5.8%)

       * Autostrade Concession Auto                       55,000    $   400,801
       * Banco Di Roma                                   100,000        161,940
         Danieli & Co.                                    10,000         54,844
         Danieli & Co. di Risp                             3,900         10,863
         Edison SpA                                       11,000        101,299
         ENI SpA                                         180,000      1,146,535
         Fiat SpA                                         98,650        325,898
         Fiat SpA di Risp                                 49,500         88,711
         Instituto Nazionale delle Assicurazioni SpA     464,400      1,403,825
         Montedison SpA                                  125,000        129,552
         Sanpaolo Imi SpA Ord                             65,530      1,064,730
         Telecom Italia SpA Non Conv                      58,139        345,218
         Telecom Italia SpA                               50,022        531,397
         Telecom Italia Mobile SpA                       100,000        672,591
       * Unione Immobiliaer SpA                          264,400        138,441
                                                                    -----------
         Total Italy                                                  6,576,645
                                                                    -----------
XX       JAPAN (12.3%)

         Bank of Tokyo-Mitsubishi                         75,000      1,033,522
       * DDI Corporation                                     100        472,853
         Fuji Heavy Industries                            80,000        495,145
         Fuji Photo Film Co.                               8,000        302,626
         Hitachi Ltd.                                    100,000        740,522
       * Honda Motor Co.                                  25,000      1,129,359
         Jusco Co.                                        10,000        173,942
         Kirin Brewery Co. Ltd.                           30,000        351,600
         Konami Co.                                       21,000        776,661
         Makino Milling Machine                           75,000        461,032
         Meiwa Estate Company Ltd.                        35,000        925,019
         Mitsui Chemicals                                150,000        721,945
         Mos Food Services                                30,000        355,906
         Nichicon Corp.                                   25,000        339,863
         Nintendo Co.                                      5,000        431,478
         Nippon Tel. and Tel                                  60        587,689
         Sankyo Co. Ltd.                                  35,000        750,654
         Sekisui House                                    75,000        797,940

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                            SHARES       VALUE
                                                            ------       -----
         JAPAN- CONTINUED
         Snow Brand Milk                                    80,000      $439,078
         Sony Corp.                                          4,000       369,839
         SunDrug Co. Ltd.                                      400        12,125
         Takeda Chemical Industries                         10,000       387,571
         Takefuji Corp.                                      7,000       537,871
         Tokyo Electric Power                               20,070       432,142
         Toyota Motor Corp.                                 14,000       405,472
         Uniden Corp.                                       48,000       482,310
                                                                      ----------
         Total Japan                                                  13,914,164
                                                                      ----------
XXI      MALAYSIA (0.1%)***

         Genting Berhad                                     15,000        26,842
         Malayan Banking Berhad                             16,000        23,916
         Telekom Malaysia                                   35,000        56,368
         Tenaga Nasional                                    21,000        24,758
                                                                      ----------
         Total Malaysia                                                  131,884
                                                                      ----------
XXII     MEXICO (1.3%)

         Alfa SA de CV Class A                               6,500        19,686
         Carso Global Telecom                               19,726       102,192
         Cemex Spns'd. ADR                                   9,200        77,050
         Desc. SA de CV Spns'd ADR                           1,515        40,432
         Empresas ICA Soc. Controladora                     50,000        43,040
       * Empressa La Moderna ADR                             5,500       130,625
         Femsaubd                                           18,900        57,736
         Grupo Ind. Maseca                                 119,000        96,189
       * Panamerican Beverages Class A ADR                   2,000        35,125
       * Soriana SA Series B                                33,000       113,972
         Telefonos de Mexico Series L ADR                   11,900       779,450
                                                                      ----------
         Total Mexico                                                  1,495,497
                                                                      ----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                       SHARES          VALUE
                                                       ------          -----
XXIII    NETHERLANDS (5.4%)

         ABN-AMRO Holdings NV                          30,000      $   625,088
         Fortis Amev NV                                20,000          767,596
       * Getronics NV                                  10,300          380,300
         Heineken NV                                    7,000          352,922
         ING Groep NV                                  22,050        1,215,254
         Koninklijke Numico NV                         13,000          498,235
         OCE - Van Der Grinten NV                      11,000          273,139
         Royal Dutch Petroleum                         29,600        1,573,841
         Samas Groep NV                                24,250          314,164
         Verenigd Bezit VNU Haarlem                     4,000          155,894
                                                                   -----------
         Total Netherlands                                           6,156,433
                                                                   -----------
XXIV     NEW ZEALAND (0.6%)

       * Auckland Intl. Airport Ltd.                   50,000           73,062
         Flecther Challenge Buildings                  45,000           60,716
       * Guinness Peat Group                           68,000           64,188
         Kiwi Income Property Units                    54,000           29,374
         Telecom Corp. of New Zealand                  85,000          413,415
                                                                   -----------
         Total New Zealand                                             640,755
                                                                   -----------
XXV      NORWAY (0.7%)

         Bergesen dy AS A                               4,000           54,860
         Den Norske Bank AS                            38,100          139,509
         Elkem A/S                                      2,500           36,875
         Kvaerner Industrier                            1,900           33,802
         Norsk Hydro AS                                 3,300          134,498
         Norske Skogindustier Class A                   3,000           97,817
         Nycomed Amersham AS A                         18,350          156,701
         Orkla A/S                                      3,200           49,063

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                            SHARES        VALUE
                                                            ------        -----
         NORWAY- CONTINUED
       * Petroleum Geo Service                               3,200      $ 48,857
         Saga Petroleum Class A                              5,600        61,226
       * Storebrand A/S                                      4,500        33,188
                                                                        --------

         Total Norway                                                    846,396
                                                                        --------
XXVI     PHILIPPINES (0.8%)

       * Ayala Corp.                                       360,000       109,161
       * Bankard Inc.                                       60,000         2,942
         Bank of the Phillipine Island                      44,000       110,142
       * C & P Homes Inc.                                2,167,000        36,350
       * DMCI Holdings Inc.                                 50,800         2,176
       * Davao Union Cement Corp.                           37,138         1,035
       * Empire East Land Inc.                             225,600         4,075
         Far East Bank & Trust                              16,200        22,366
       * Filinvest Land                                  1,800,000       148,645
       * Fortune Cement Corp.                               57,937         1,764
         Manila Electric Class B                             5,343        17,649
         Metro Bank & Trust                                 15,000       119,032
       * Mondragon Int'l. Philippines Inc.                 120,960         1,904
         Philippine Long Distance Telephone                  7,000       184,258
       * Philippine National Bank                            1,500         2,072
         San Miguel Corp. Class B                           60,000        99,872
         SM Prime Holdings                                 350,000        72,258
                                                                        --------
         Total Philippines                                               935,701
                                                                        --------
XXVII    POLAND (0.8%)

         Big Bank Gdanski SA                               250,000       481,130
         Debica SA Class A                                   1,000        11,997
         Elektrim SA                                        13,700       154,086
         Mostostal Export SA                                25,000        29,993

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                              SHARES      VALUE
                                                              ------      -----
         POLAND- CONTINUED
       * Okocimskie Zaklady Piwowarskie                        3,500    $ 17,496
       * Stalex Port A Shares                                 20,000      98,475
       * Telekomunikacja Polska SA                            20,000     108,972
                                                                        --------
         Total Poland                                                    902,149
                                                                        --------
XXVIII.  PORTUGAL (0.7%)

         Banco Pinto & Sotto Mayor                             5,985     118,050
         BPI SGPS SA                                           4,500     136,758
         Electric de Portugal Spns'd ADR                       3,000     118,688
         Jeronimo Martins, SGPS, SA                            2,496      88,924
       * Mundial Confianca                                     4,500     128,305
         Portugal Telecom Spns'd ADR                           1,800      80,627
         Telecel Comuni Pes                                      700     111,469
                                                                        --------
         Total Portugal                                                  782,821
                                                                        --------
XXIX     SINGAPORE (1.6%)

       * Asia Pulp and Paper ADR                               3,000      25,125
         Creative Technology Ltd.                              8,500      98,843
         DBS Land Ord                                         63,000      92,942
         Development Bank of Singapore (Fgn. Reg'd.)          12,450      94,356
         Elec. & Eltek International                           7,700      28,336
         GP (Gold  Peak) Batteries Int'l                      30,000      43,911
       * Hong Leong Finance (Fgn. Reg'd)                      65,000     106,046
         Keppel Land Ltd.                                     60,000      71,160
         Lindeteves Jacoberg Ltd.                             69,000      53,491
       * Natsteel Electronics                                 35,000      95,574
         Omni Industries Ltd.                                155,000      56,046
         Overseas Chinese Bank (Fgn. Reg'd.)                  35,200     238,264
         Overseas Union Bank (Fgn. Reg'd)                     35,000     123,518
         Rothmans Industries Ltd.                              8,000      41,192
       * Sembcorp Industries Limited                          89,000      97,316
         Singapore Airlines Ltd. (Fgn. Reg'd.)                 8,000      57,854
         Singapore Press Holdings (Fgn. Reg'd)                15,000     165,751

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                            SHARES        VALUE
                                                            ------        -----
         SINGAPORE- CONTINUED
         Singapore Technologies Engineering Ltd.            150,539     $135,864
         Singapore Telecom                                  102,000      145,165
         United Overseas Land Wts. (Ex. 5/28/01)             10,000        2,227
         Want Want Holdings                                  50,400       50,904
                                                                       ---------
         Total Singapore                                               1,823,885
                                                                       ---------
XXX      SOUTH AFRICA (0.4%)

         Bidvest Group Ltd.                                  13,200      107,777
         Impala Platinum Holdings Ltd.                        4,300       73,694
         Imperial Holdings Ltd.                              15,202      122,894
         Rembrandt Group Ltd.                                15,000      107,438
                                                                       ---------
         Total South Africa                                              411,803
                                                                       ---------
XXXI     SOUTH KOREA (2.1%)

       * Dongwon Securities                                  11,200      180,734
       * Housing & Commercial Bank                            6,130      122,400
       * Kookmin Bank                                        12,000      118,337
       * Korea Electric Power Corp.                          13,000      313,610
       * Korea Telecom Corp.                                  2,500       84,760
       * LG Caltex Gas Co. Ltd.                               4,780       68,954
       * Lotte Confectionary                                  1,270       93,051
       * Mirae Corporation                                   30,000      108,557
         Nhong Shim                                           1,000       54,605
       * Pohang Iron & Steel                                    760       46,890
       * Samsung Corporation                                 36,598      250,250
       * Samsung Electronics                                  9,000      696,821
       * SK Corp.                                             5,790       86,590
       * Shinsegae Dept. Store                                2,000       51,019
       * Ssangyong Oil Refining                               8,000      123,879
                                                                       ---------
         Total South Korea                                             2,400,457
                                                                       ---------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                           SHARES        VALUE
                                                           ------        -----
XXXII.   SPAIN  (3.8%)

         Aceralia SA                                       12,500     $  140,348
         Argentaria Corporation                            30,000        720,957
         Autopistas C.E.S.A                                 9,371        120,088
         Banco de Santander SA                             35,000        717,934
         Corporation Mapfre Reg'd                           5,000         98,729
         Iberdrola SA                                      35,000        518,424
         Repsol SA                                          8,000        411,975
         Sevillana de Electricidad                         46,000        623,253
         Tabacalera SA                                      7,000        141,849
         Telefonica de Espana SA                           20,209        857,215
                                                                      ----------
         Total Spain                                                   4,350,772
                                                                      ----------
XXXIII.  SWEDEN (2.3%)

         Astra AB Series A                                 13,716        314,419
         Electrolux AB Series B Free                       12,000        237,869
         Ericsson (L M) Telecom Co. ADR                    19,300        459,581
         Ericsson (L M) Telecom Series B Free              22,800        554,542
       * Hennes & Mauritz B Free                            2,500        188,496
       * Netcom Systems AB B                                7,100        241,761
         Nordbanken Holdings AB                            33,600        192,047
         Scania AB Wts. (Ex. 6/4/99)                        5,100          5,582
       * Stora Enso                                        10,000         97,896
         Svenska Handelsbanken Series A                     5,200        181,175
         Volvo AB Class B Free                              4,650        121,862
                                                                      ----------
         Total Sweden                                                  2,595,230
                                                                      ----------
XXXIV    SWITZERLAND (6.2%)

         Julius Baer Holdings                                 470      1,523,904
         Nestle SA (Reg'd.)                                   350        635,869
         Novartis AG (Reg'd.)                                 650      1,054,422
       * Roche Holdings Genusscheine                          168      2,048,780

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                             SHARES      VALUE
                                                             ------      -----
         SWITZERLAND- CONTINUED
         Swiss Reinsurance (Reg'd.)                              449    $993,498
         Vontobel Holdings AG                                    400     718,870
                                                                       ---------

         Total Switzerland                                             6,975,343
                                                                       ---------
XXXV     THAILAND (1.1%)

       * Advanced Information Services (Fgn. Reg'd)            6,500      47,065
       * Bangchak Petroleum (Fgn. Reg'd)                     150,000      24,358
       * Bangkok Bank (Fgn. Reg'd)                            94,900     194,524
       * Electricity Generating (Fgn. Reg'd)                  51,000     101,823
       * Hana Microelectron                                   20,000      34,607
         Industrial Finance (Fgn. Reg'd)                     120,400      37,660
       * Lanna Lignite PCL Ltd. (Fgn. Reg'd)                  29,000      26,055
       * National Finance Public                             250,000      73,206
       * National Petro Chemical                              75,000      33,941
       * PTT Exploration (Fgn. Reg'd)                         11,500      89,392
       * Shinawatra Comp & Comm Pcl (Fgn. Reg'd)              13,800      36,002
       * Siam Cement PCL (Fgn. Reg'd)                          9,400     190,177
       * Siam City Cement (Fgn. Reg'd)                        16,000      54,093
       * Thai Farmers Bank                                    65,000     131,505
       * Tipco Asphalt Public Co. (Fgn. Reg'd)                21,000      36,058
       * United Broadcasting (Fgn. Reg'd)                    125,000      49,913
       * United Communication Industries (Fgn. Reg'd)         79,500      38,623
                                                                       ---------
         Total Thailand                                                1,199,002
                                                                       ---------
XXXVI    TURKEY (0.6%)

         Adana Cimento Sanayi                             13,680,000      60,507
         Akbank                                            2,400,000      77,201
         Aksigorta SA                                      3,000,000     156,815
         Carsi Buyuk Magazacilik                           1,298,000      69,589
         Dogan Holdings                                   10,500,000      94,290
       * Eregli Demir Ve Celik                               520,000       7,248
       * Eregli Demir Ve Celik Rts. 4/9/99                   520,000       5,297
         Ergli Demir Ve Celik New 99 Shs                   2,080,000      27,321
       * Hurriyet Gazette                                        750          13

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------


                                                         SHARES        VALUE
                                                         ------        -----
         TURKEY- CONTINUED
       * Netas Telekomunik                             200,000      $      4,182
       * Vestel Electronik Sanayai                   1,579,000           150,260
         Yapi Kredi Bank                             1,543,960            28,557
                                                                    ------------

         Total Turkey                                                    681,280
                                                                    ------------
XXXVII.  UNITED KINGDOM (16.3%)

         BP Amoco Plc                                   65,000         1,117,762
         British Aerospace                              70,000           467,824
         British American Tobacco                       57,500           477,645
         British Energy Plc                             45,000           432,229
         British Telecom                                90,000         1,471,757
         Cadbury Schwepps Ord                           25,000           364,832
         Diageo Plc                                     80,000           894,968
         Dixons Group                                   50,000         1,055,615
         Glaxo Wellcome Plc                             43,000         1,435,271
         Hanson Plc                                    100,000           894,322
         HSBC Holdings                                  20,000           645,720
         Legal & General Group                          42,000           498,334
         Lloyds TSB Group                               90,000         1,385,675
       * Logica Plc                                     60,000           617,470
         National Grid Group Plc                        60,000           436,829
         National Westminster Bank                      40,000           931,128
         Reuters Group Plc                              90,000         1,320,659
         Smithkline Beecham Plc                        120,928         1,745,214
         Somerfield Plc                                 85,000           435,659
         Unilever                                       40,000           373,924
         Vodafone Group Plc                             78,000         1,456,627
                                                                    ------------
         Total United Kingdom                                         18,459,464
                                                                    ------------
            TOTAL INVESTMENTS (97.3%)
            (IDENTIFIED COST $91,782,052)                           $110,425,966

            OTHER ASSETS LESS LIABILITIES (2.7%)                       3,052,038
                                                                    ------------

            NET ASSETS (100.0%)                                     $113,478,004
                                                                    ============
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

----------

*       Non-income producing security

** Exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 1999, these securities were valued at $428,279 or 0.38% of Net Assets.

*** On February 4, 1999, Bank Negara Malaysia, the central bank, announced a levy on repatriation of Malaysian ringgit (MYH) held by foreign investors. The levy, intended to replace the restriction on repatriation of investment capital that had been in place since September 1, 1998, was implemented on February 15, 1999.




                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
SCHEDULE OF INVESTMENTS BY INDUSTRY
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                PERCENT OF
INDUSTRY                                                        NET ASSETS
--------                                                        ----------

Aerospace                                                           0.6%
Airline                                                             0.1
Appliances and Household Products                                   1.5
Automobile                                                         18.2
Banking                                                             3.2
Beverages and Tobacco                                               2.4
Broadcasting and Publishing                                         1.0
Building Materials & Components                                     2.4
Business Services                                                   5.7
Chemicals                                                           0.7
Construction and Housing                                            1.3
Data Products                                                       0.7
Electrical and Electronics                                          4.2
Electronic Components and Instruments                               0.6
Energy Sources                                                      4.5
Finance/Financial Services                                          3.7
Food and Housing Products                                           2.0
Health and Personal Care                                            8.8
Industrial Components                                               0.6
Insurance                                                           6.4
Leisure                                                             0.5
Machinery                                                           0.9
Merchandising                                                       3.0
Multi-Industry                                                      1.7
Other Industries                                                    0.1
Paper & Allied Products                                             0.4
Real Estate                                                         3.3
Recreation                                                          0.5
Shipping                                                            0.3
Steel                                                               0.2
Telecommunications                                                 12.5
Utilities                                                           4.8
Wholesale and International                                         0.5
Other Assets Less Liabilities                                       2.7
                                                                 ------

NET ASSETS                                                       100.00%
                                                                 ======

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

Assets

Investments, at value
  (Identified cost $91,782,052)                                              $ 110,425,966
Foreign currency, at value
  (Identified cost $4,105)                                                           4,196
Cash                                                                             2,594,994
Receivables:
  Investment securities sold                              $     157,447
  Dividend, interest and recoverable foreign
    taxes receivable                                            408,280
  Unrealized gain on forward currency
    contracts (Note 5)                                          241,962
  Fund shares sold                                              205,811          1,013,500
                                                          -------------
Prepaid expenses                                                                     9,449
                                                                             -------------

      Total assets                                                             114,048,105
                                                                             -------------
Liabilities

Payables:
  Portfolio securities purchased                                287,996
  Fund shares redeemed                                           10,000            297,996
                                                          -------------
Accrued management fees (Note 3)                                                   100,503
Other accrued expenses                                                             171,602
                                                                             -------------

      Total liabilities                                                            570,101
                                                                             -------------
Net assets (equivalent to $6.51 per share of $.0001
  par value capital stock, representing the offering
  and redemption price for 17,423,885 shares
  outstanding, 100,000,000 shares authorized)                                $ 113,478,004
                                                                             =============

Net assets consist of:
  Capital paid in                                                            $  88,628,504
  Accumulated net investment loss                                                 (474,111)
  Accumulated net realized gain on investments
     and foreign currency transactions                                           6,430,978
  Unrealized appreciation on:
     Investments                                          $  18,643,914
     Foreign currency                                           248,719         18,892,633
                                                          -------------      -------------

                                                                             $ 113,478,004
                                                                             =============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
STATEMENT OF OPERATIONS
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

Investment Income
  Dividends (net of foreign taxes withheld of $73,271)                        $    612,809
  Interest                                                                          74,252
                                                                              ------------
                                                                                   687,061
Expenses
  Advisory fees (See note 3)                                $    549,262
  Custodian fees                                                 248,305
  Audit and legal fees                                            66,628
  Transfer agent fees                                             16,000
  Administrative fees                                             16,205
  Directors' fees and expenses (See note 3)                        4,079
  Insurance                                                        3,410
  Registration fees                                                4,052
  Miscellaneous expenses                                             606
                                                            ------------
     Total expenses                                                                908,547


     Net investment income                                                        (221,486)
                                                                              ------------
Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency

  Net realized gain on investments                                               7,088,764
  Net change in unrealized gain on investments                                  13,771,059
                                                                              ------------

     Net gain on investments                                                    20,859,823
                                                                              ------------

  Net realized loss on foreign currency                                           (634,300)
  Net change in unrealized gain on foreign currency
     and foreign currency denominated assets and
     liabilities                                                                   690,411
                                                                              ------------

     Net gain on foreign currency                                                   56,111
                                                                              ------------

     Net gain on investments and foreign currency                               20,915,934
                                                                              ------------

  Net increase in net assets resulting from operations                        $ 20,694,448
                                                                              ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
STATEMENT OF CHANGES IN NET ASSETS
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                For the six months
                                                               ended March 31, 1999     For the year ended
Increase (Decrease) in Net Assets                                   Unaudited           September 30, 1998
                                                               --------------------     ------------------
Operations:
   Net investment income (loss)                                    $    (221,486)          $     668,016
   Net realized gain on investments                                    7,088,764               9,273,505
   Net unrealized gain (loss) on investments                          13,771,059             (21,932,140)
   Net realized gain (loss) on foreign currency                         (634,300)                116,379
   Net unrealized gain (loss) on foreign currency and
      foreign currency denominated assets and liabilities                690,411                (480,491)
                                                                   -------------           -------------

   Net increase (decrease) resulting from operations                  20,694,448             (12,354,731)
                                                                   -------------           -------------
Distributions to shareholders:
  From net investment income                                          (1,091,609)             (2,726,489)
  From net realized gains                                             (8,369,002)             (2,787,529)
                                                                   -------------           -------------

  Total distributions                                                 (9,460,611)             (5,514,018)
                                                                   -------------           -------------
Fund share transactions:
  Proceeds from shares sold                                            7,032,447              11,431,649
  Net asset value of shares issued on
     reinvestment of distributions                                     7,833,513               4,451,069
  Cost of shares redeemed                                            (20,918,887)            (28,936,849)
                                                                   -------------           -------------
  Net decrease resulting from Fund share
     transactions                                                     (6,052,927)            (13,054,131)
                                                                   -------------           -------------

  Net increase (decrease)                                              5,180,910             (30,922,880)

Net Assets
  Beginning of period                                                108,297,094             139,219,974
                                                                   -------------           -------------
  End of period (including accumulated net investment
      income (loss) of ($474,111) and
     $838,984 respectively)                                        $ 113,478,004           $ 108,297,094
                                                                   =============           =============
Number of Fund Shares
  Sold                                                                 1,101,021               1,676,106
  Issued on reinvestment of distributions                              1,261,435                 712,171
  Redeemed                                                            (3,235,391)             (4,240,657)
                                                                   -------------           -------------

  Net decrease                                                          (872,935)             (1,852,380)
                                                                   =============           =============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                           For the six
                                          months ended                For the years ended September 30,
                                          March 31, 1999  --------------------------------------------------------
                                            Unaudited       1998         1997        1996        1995        1994
                                            ---------       ----         ----        ----        ----        ----
Net Asset Value, Beginning of Period        $   5.92      $   6.91    $   6.05     $   6.00    $   6.10    $   5.66
                                            --------      --------    --------     --------    --------    --------
Income from Investment Operations:
  Net Investment Income                        (0.01)        0.09(3)      0.04(3)      0.05        0.06(1)     0.01

  Net Realized/Unrealized Gain (Loss) on
      Securities and Foreign Currency           1.14        (0.81)        1.23         0.37        0.06(2)     0.43
                                            --------      --------    --------     --------    --------    --------

  Total from Investment Operations              1.13        (0.72)        1.27         0.42        0.12        0.44
                                            --------      --------    --------     --------    --------    --------
Less Distributions:
  Net Investment Income                        (0.06)       (0.13)       (0.05)       (0.06)      --          --

  Capital Gains                                (0.48)       (0.14)       (0.36)       (0.31)      (0.22)      --
                                            --------      --------    --------     --------    --------    --------

  Total Distributions                          (0.54)       (0.27)       (0.41)       (0.37)      (0.22)      --
                                            --------      --------    --------     --------    --------    --------

Net Asset Value, End of Period              $   6.51      $   5.92    $   6.91     $   6.05    $   6.00    $   6.10
                                            ========      ========    ========     ========    ========    ========

Total Return                                   19.36%(4)   -10.61%       22.22%        7.33%       2.13%       7.77%

Ratios/Supplemental Data:
  Net Assets, End of Period (000's)         $113,478      $108,297    $139,220     $100,382    $108,210    $204,788

  Ratio of Expenses to Average Net Assets:
     Before Expenses Paid Indirectly            1.57%(5)     1.44%        1.44%        1.54%       1.53%       1.39%
     After Expenses Paid Indirectly             1.57%(5)     1.41%        1.44%        1.54%       1.53%       1.39%

  Ratio of Net Investment Income to
     Average Net Assets                        -0.38%(5)     0.49%        0.79%        0.78%       0.97%       0.29%

  Portfolio Turnover Rate                         30%          78%          67%         103%        174%        176%

----------
1.   1995 amounts are computed on the basis of average shares outstanding.

2. The amount shown for each share outstanding may not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of purchases and redemptions of shares in relation to the fluctuating market value of the portfolio.

3. Net investment income per share has been computed before adjustments for book/tax differences.

4.   Not annualized

5.   Annualized

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION
Each listed investment security is valued at the closing price thereof reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or in the absence of such prices, as determined in good faith by, or under procedures determined by, the Board of Directors of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences.
Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
Investment security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividend. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
For the six months ended March 31, 1999, purchases and sales of securities, other than short-term investments, aggregated $33,320,746 and $46,863,049, respectively. There were no purchases or sales of U.S. Government obligations.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services, under which the Advisor receives a fee, payable monthly, at the annual rate of 0.95% of the average net assets of the Fund. Advisory fees paid on shares of the Fund are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred in attending such meetings.

NOTE 4 - TAX BASIS APPRECIATION
Unrealized appreciation (depreciation) at March 31, 1999, based on the cost of securities for federal income tax purposes of $91,782,052, consists of:

             Gross unrealized appreciation                  $24,668,408
             Gross unrealized depreciation                   (6,024,494)
                                                            -----------

             Net unrealized appreciation                    $18,643,914
                                                            ===========

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS
At March 31, 1999 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at March 31, 1999 were as follows:

    Currency               Currency       Delivery              Unrealized
   Receivable             Deliverable       Date     Appreciation/(Depreciation)
   ----------             -----------       ----     ---------------------------
(pound)1,516,190    $     2,506,793       04/06/99             $(60,000)
       1,400,000   CHF    1,920,000       04/26/99               98,969
       2,000,000   CHF    2,833,300       05/18/99               76,325
       4,000,000   EUR    3,559,732       05/18/99              109,700
       3,000,000   (Y)   351,036,000      05/18/99               16,968
                                                               --------
                                                               $241,962
                                                               ========

                                CURRENCY LEGEND:

                   CHF  - Swiss Franc     (Y) - Japanese Yen
                   EUR  - Euro             $  - U.S. Dollars

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Equity Fund (the "Fund") (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers and application of alternative procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
San Francisco, California
November 18, 1998

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUTY FUND
--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

For the fiscal year ended September 30, 1998, the Fund accrued foreign source income of $2,807,188 and the Fund accrued foreign taxes amounting to $304,493, which are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1998.

May 28, 1999

Dear Shareholder:

We are pleased to present your March 31, 1999, semi-annual shareholders' report for the Bailard, Biehl & Kaiser International Bond Fund. It includes a review of the Fund's performance and our outlook for the months ahead.

PERFORMANCE AND MARKET REVIEW

Foreign bond markets generally outperformed the U.S. in local terms over the six months ended March 31, 1999. Economic sluggishness abroad contrasted with the ongoing U.S. expansion. Still, both European central banks and the Federal Reserve did lower interest rates in the fourth quarter of last year. The preemptive easing by the members of EMU reduced interest rates by 50 basis points (Italian rates dropped by 25 basis points) in early December. This surprised the market as many had expected steady interest rate policy amid the arrival of the Euro. European bond markets returned between 2.5% and 5%1 in local terms during the period. Returns would have been even stronger but the poor performance by U.S. treasuries (-1.6%)(1) in the first quarter limited the upside for European bonds. The Japanese bond market was the only other major market to post negative local returns (-1.7%)(1). Expectations of increased budget deficits and hopes for an economic bottom weighed on Japanese bonds initially. The bonds retraced some of the losses as deflation remained intact and the hoped-for economic recovery never materialized.

While the technical transition to the single currency was smooth, the Euro soon became pressured amid talk of growing political pressure to ease and perceptions of fiscal gridlock. The dollar rallied nearly 9% against the Euro, wiping out the local currency gains in the bond markets. This dollar strength undermined overall returns, though the impact was limited by our hedging policy. On average, the portfolio was more than 50% hedged over the six months. The Brazilian currency devaluation did not have a negative impact on the fund. Our only Latin American holdings were in Mexico. Our exposure there actually increased the Fund's return by more than 60 basis points. For the six months ended March 31, 1999, the Bailard, Biehl & Kaiser International Bond Fund returned 1.00%.(2)

MARKET OUTLOOK

International bond yields have trended lower for nearly five years and remain in a cyclical and secular downtrend. While the recent rise in rates is cause for concern, it would be premature to write off the bull market in bonds. Real yields are still at low levels not seen since the early 1980s. As long as inflation expectations and foreign economic growth remain low, real yields could drop as low as 2%. The best values are found in the dollar bloc countries of Canada, Australia, New Zealand and the United States, an area where we expect to remain overweight. We have also increased the fund's yield by investing in higher yielding developed countries like Norway, Greece and New Zealand that are not found in our benchmark.

CONCLUSION

Going forward, we expect moderate international bond returns. Generally low nominal bond yields make it unlikely that we will witness sizable capital gains. In addition, relative yields have narrowed between many developed markets, leaving less spread opportunities. Still, the economic backdrop is favorable. Currency risk remains significant for the near term and we expect to remain more hedged than our 50% hedged benchmark. As the year progresses, it is likely that the Euro will stabilize and even recover some of its recent declines.

We appreciate the opportunity to manage your international bond investments and look forward to continued success. If you have any questions, please call us at
(800) 882-8383.

Sincerely,



Peter M. Hill                                        Burnie E. Sparks, Jr., CFA
Chairman                                             President


----------
1 The performance quoted represents past performance and is no indication of future results.

2 Average annual total returns for investment periods ended March 31, 1999, 3 months: -1.72%; 6 months: 1.00%; 12 months: 7.74%; 5 years: 5.64%
     annualized; Since Inception: 6.14% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.75%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

                                     COUNTRY OF
                                       ORIGIN           PAR VALUE       VALUE
                                       ------           ---------       -----
SENIOR SECURITIES  (90.1%)

AUSTRALIAN DOLLAR  (1.3%)
  KFW International Finance Inc.
        9.125%  07/26/05           United States        1,000,000    $   739,407
                                                                     -----------
BRITISH POUND  (10.8%)
  United Kingdom Treasury
        9.750%  08/27/02           United Kingdom         500,000        932,016

  Republic of Austria
        9.000%  07/22/04              Austria           1,350,000      2,529,901

  Glaxo Wellcome Plc.
        8.750%  12/01/05           United Kingdom         800,000      1,512,702

  Tesco Plc.
        7.500%  07/30/07           United Kingdom         300,000        548,208

  Quebec Province
        8.625%  11/04/11               Canada             350,000        690,244
                                                                     -----------
Total British Pound                                                    6,213,071
                                                                     -----------
CANADIAN DOLLAR  (5.0%)
  Province of British Columbia
        7.750% 06/16/03                Canada           1,150,000        830,679

  Government of Canada
        6.000%  06/01/08               Canada           2,300,000      1,625,264

  Kingdom of Sweden
        8.000%   05/12/03              Sweden             600,000        433,386
                                                                     -----------

Total Canadian Dollar                                                  2,889,329
                                                                     -----------
CZECH CROWN
  General Electric
       13.500%  10/01/99           United States       16,000,000        461,406
                                                                     -----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

                                     COUNTRY OF
                                       ORIGIN           PAR VALUE       VALUE
                                       ------           ---------       -----
DANISH KRONER  (4.2%)
  Kingdom of Denmark
        9.000%  11/15/00               Denmark          3,750,000    $  592,527

  Kingdom of Denmark
        8.000%  03/15/06               Denmark         10,300,000     1,843,437
                                                                     ----------
Total Danish Kroner                                                   2,435,964
                                                                     ----------
Euro (42.9%)
  Government of France (O.A.T.)
        7.750%  04/12/00                France         1,173,857       1,329,241

  Government of France (O.A.T.)
        4.500%  07/12/03                France         1,600,714       1,812,199

  Government of France (O.A.T.)
        6.750%  10/25/03                France         1,295,816       1,604,331

  Government of France (O.A.T.)
        5.500% 10/25/07                 France         1,372,041       1,646,712

  Republic of Germany
        6.875%  05/12/05               Germany         4,141,464       5,250,621

  Germany/Deutschland Bundsrepublk
        5.250%  01/04/08               Germany         1,175,971       1,384,920

  Federal Republic of Germany
        6.000%  06/20/16               Germany         1,022,584       1,294,551

  Republic of Italy
        6.500%  11/01/27                Italy          2,427,343       3,126,983

  International Bank For
    Reconstruction & Development
        4.750%  12/20/04            Multi National   113,000,000       1,155,163

  International Bank For
    Reconstruction & Development
        7.250%  04/09/01            Multi National     1,250,000         689,700


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

                                     COUNTRY OF
                                       ORIGIN           PAR VALUE       VALUE
                                       ------           ---------       -----
EURO- CONTINUED
  International Bank For
     Reconstruction & Development
        7.250%  05/27/03             Multi National     1,400,000    $   779,156

  Government of the Netherlands
        8.500%  03/15/01              Netherlands       3,085,706      3,673,789

  International Finance Corporation
        14.750% 03/07/00              South Africa      2,500,000        404,951

  Inter-American Development Bank
        7.250% 01/21/02               Switzerland         600,000        463,955
                                                                      ----------
Total Euro                                                            24,616,272
                                                                      ----------
French Franc  (3.3%)
  McDonalds
        6.750%  07/24/06             United States     10,000,000      1,909,182
                                                                      ----------
GERMAN MARK  (3.4%)
  European Investment Bank
        7.500%  11/04/02                Germany         2,000,000      1,257,545

  LKB Baden Wurttemburg
        6.625% 08/20/03                 Germany         1,100,000        681,267
                                                                      ----------
Total German Mark                                                      1,938,812
                                                                      ----------
GREEK DRACHMAS (2.0%)
  Republic of Hellenic
        8.600%  03/26/08                 Greece       300,000,000      1,161,399
                                                                      ----------
ITALIAN LIRA  (3.8%)
  Abbey National Treasury
    Services Plc.
        6.000%  08/08/02            United Kingdom  3,600,000,000      2,166,894
                                                                      ----------
JAPANESE YEN  (7.8%)
  Japan Development Bank
        6.500%  09/20/01                 Japan        158,000,000      1,533,847

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

                                     COUNTRY OF
                                       ORIGIN           PAR VALUE       VALUE
                                       ------           ---------       -----
  JAPANESE- CONTINUED
  Kingdom of Spain
        4.625% 07/22/04                   Spain        55,000,000    $   553,457

  Asian Development Bank
        3.125%  06/29/05                  Japan       250,000,000      2,357,728
                                                                     -----------
Total Japanese Yen                                                     4,445,032
                                                                     -----------
NORWEGIAN KRONER (1.8%)
  Kingdom of Norway
        5.750%  11/30/04                  Norway        7,500,000      1,018,438
                                                                     -----------
SWEDISH KRONA  (3.0%)
  Kingdom of Sweden
         10.250%  05/05/00                Sweden        2,600,000        340,073

  Kingdom of Sweden
          6.500%  10/25/06                Sweden       10,000,000      1,399,015
                                                                     -----------
Total Swedish Krona                                                    1,739,088
                                                                     -----------
TOTAL SENIOR SECURITIES (90.1%)
  (Identified Cost $51,959,110)                                       51,734,294
                                                                     -----------
Short-Term Investments (1.8%)
  Mexican Cetes TBill
      0.00% 05/06/99
  (Identified Cost $975,400)              Mexico       10,000,000      1,027,189
                                                                     -----------
TOTAL INVESTMENTS  (91.9%)
  (IDENTIFIED COST $52,934,510)                                       52,761,483

OTHER ASSETS LESS LIABILITIES (8.1%)                                   4,627,058
                                                                     -----------

NET ASSETS  100.0%                                                   $57,388,541
                                                                     ===========

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

Assets

Investments, at value
  (Identified cost $52,934,510)                                    $ 52,761,483
Cash                                                                  2,559,475
Receivables:
  Interest and recoverable foreign
   taxes receivable                               $  1,479,869
  Unrealized gain on forward currency
   contracts open (Note 5)                             684,338
  Fund shares sold                                         135        2,164,342
                                                  ------------
Prepaid expenses                                                         13,007
                                                                   ------------

      Total assets                                                   57,498,307
                                                                   ------------
Liabilities

Distributions payable                                                       245
Accrued management fees (Note 3)                                         35,407
Other accrued expenses                                                   74,114
                                                                   ------------

      Total liabilities                                                 109,766
                                                                   ------------
Net assets (equivalent to $7.98 per share,
  representing the offering and redemption
  price for 7,195,490 shares outstanding,
  100,000,000 shares authorized)                                   $ 57,388,541
                                                                   ============
Net assets consist of:
  Capital paid in                                                  $ 73,450,807
  Accumulated net investment loss                                      (999,865)
  Accumulated net realized loss on investments
     and foreign currency transactions                              (15,514,777)
  Unrealized appreciation (depreciation):
     Investments                                  $   (173,027)
     Foreign currency                                  625,403          452,376
                                                  ------------     ------------
                                                                   $ 57,388,541
                                                                   ============
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

Investment Income
  Interest (net of foreign taxes withheld of $13,854)               $ 1,537,486

Expenses
  Advisory fees (See note 3)                          $   212,954
  Audit and legal fees                                     66,527
  Custodian fees                                           57,161
  Transfer agent fees                                      13,496
  Administrative fees                                      15,938
  Directors' fees and expenses (See note 3)                 3,938
  Registration fees                                         3,573
  Insurance                                                 1,595
                                                      -----------
     Total expenses                                                     375,182
                                                                    -----------

     Net investment income                                            1,162,304
                                                                    -----------
Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency

  Net realized gain on investments                                    1,031,456
  Net change in unrealized loss on
    investments                                                      (2,614,845)
                                                                    -----------

     Net loss on investments                                         (1,583,389)
                                                                    -----------

  Net realized loss on foreign currency                                (682,894)
  Net change in unrealized gain on foreign
   currency and foreign currency denominated
   assets and liabilities                                             1,587,713
                                                                    -----------

     Net gain on foreign currency                                       904,819
                                                                    -----------
     Net loss on investments and foreign
       currency                                                        (678,570)
                                                                    -----------
  Net increase in net assets resulting
    from operations                                                 $   483,734
                                                                    ===========

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
MARCH 31, 1999
--------------------------------------------------------------------------------

                                                For the six months
                                               ended March 31, 1999       For the year ended
Increase (Decrease) in Net Assets                   Unaudited             September 30, 1998
                                               --------------------       ------------------
Operations:
  Net investment income                            $  1,162,304              $  2,422,922
  Net realized gain on investments                    1,031,456                 1,394,398
  Net unrealized gain (loss) on investments          (2,614,845)                3,954,700
  Net realized loss on foreign currency                (682,894)               (2,455,379)
  Net unrealized gain (loss) on foreign
   currency and foreign currency denominated
   assets and liabilities                             1,587,713                  (853,415)
                                                   ------------              ------------

  Net increase resulting from operations                483,734                 4,463,226
                                                   ------------              ------------
Distributions to shareholders:
  From net investment income                           (619,641)               (5,517,608)
  For tax purposes in excess of
     net investment income                                   --                         0
                                                   ------------              ------------

  Total distributions                                  (619,641)               (5,517,608)
                                                   ------------              ------------
Fund share transactions:
  Proceeds from shares sold                           5,037,988                 4,758,355
  Net asset value of shares issued on
     reinvestment of distributions                      479,578                 4,342,236
  Cost of shares redeemed                            (3,021,482)               (4,920,426)
                                                   ------------              ------------
  Net increase resulting from
     Fund share transactions                          2,496,084                 4,180,165
                                                   ------------              ------------

  Net increase                                        2,360,177                 3,125,783

Net Assets
  Beginning of period                                55,028,364                51,902,581
                                                   ------------              ------------
  End of period (including accumulated
    net investment loss of ($999,865)
    and $(1,542,528), respectively                 $ 57,388,541              $ 55,028,364
                                                   ============              ============
Number of Fund Shares
  Sold                                                  629,077                   620,554
  Issued on reinvestment of distributions                59,828                   573,511
  Redeemed                                             (378,311)                 (639,517)
                                                   ------------              ------------

  Net increase                                          310,594                   554,548
                                                   ============              ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
MARCH 31, 1999
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                        For the six-months                  Year Ended September 30,
                                        ended March 31, 1999 ----------------------------------------------------
                                           (Unaudited)       1998(1)    1997(1)     1996      1995(1)    1994(1)
                                           -----------       -------    -------     ----      -------    -------
Net Asset Value, Beginning of Period        $   7.99         $  8.20    $  8.38    $  8.78    $  8.02    $  10.85
                                            --------         -------    -------    -------    -------    --------

Income from Investment Operations:
   Net Investment Income                        0.94            0.25       0.42       0.59       0.47        0.61

   Net Realized/Unrealized Gain (Loss) on
       Securities and Foreign Currency         (0.09)           0.4        0.04       0.16       0.86       (2.39)
                                            --------         -------    -------    -------    -------    --------

   Total from Investment Operations             0.85            0.65       0.46       0.75       1.33       (1.78)
                                            --------         -------    -------    -------    -------    --------
Less Distributions:
   Net Investment Income                       (0.86)          (0.86)     (0.17)     (0.45)     (0.45)      (0.26)
   For Tax Purposes in Excess of Book
        Net Investment Income                     --               0      (0.47)     (0.70)     (0.12)         --
   Capital Gains                                  --              --         --         --         --       (0.27)
   Return of Capital                              --              --         --         --         --       (0.52)
                                            --------         -------    -------    -------    -------    --------

   Total Distributions                         (0.86)          -0.86      (0.64)     (1.15)    (0.57)      (1.05)
                                            --------         -------    -------    -------    -------    --------

Net Asset Value, End of Period              $   7.98         $  7.99    $  8.20    $  8.38    $  8.78    $   8.02
                                            ========         =======    =======    =======    =======    ========
Total Return                                    1.00%(2)        8.75%      5.75%      9.32%     17.33%     (17.90%)

Ratios/Supplemental Data:
   Net Assets, End of Year (000's)          $ 57,389         $55,028    $51,903    $65,381    $64,640    $136,366

   Ratio of Expenses to Average Net Assets
      Before Expenses Paid Indirectly           1.32%(3)        1.33%      1.35%      1.22%      1.16%       1.12%
      After Expenses Paid Indirectly            1.32%(3)        1.26%      1.35%      1.22%      1.16%       1.12%

   Ratio of Net Investment Income to
      Average Net Assets                        4.09%(3)        4.63%      4.72%      5.41%      5.66%       5.87%

   Portfolio Turnover Rate                        24%             40%        33%        61%       179%        319%

----------
1. Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represent amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.

2.   Not annualized

3.   Annualized

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") is a series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION
Investments in securities traded on an exchange or quoted on the over-the-counter market are valued at the last transaction price reported on the principal exchange or market on which the issue is traded, or, if no transaction occurred during the day, at the mean between the current closing bid and asked prices, except U.S. Government obligations which in all cases are stated at the mean between the current closing bid and asked price, as last reported by a pricing service approved by the Board of Directors.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency and translated to U.S. dollars at the current day's exchange rate.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with purchases and sales of securities denominated in a foreign currency the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED
At September 30, 1998, the Fund had a capital loss carryforward of approximately $15,863,000, which may be carried forward through the fiscal year ending September 30, 2003. During the year ended September 30, 1998, the Fund utilized previously deferred capital losses of approximately $56,000. The Fund does not intend to make any capital gains distributions until the capital loss carryforwards have been extinguished.

Paid in capital, undistributed net investment income and accumulated net realized loss have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and accumulated net realized loss arose principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
For the six months ended March 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $14,734,870 and $12,779,492, respectively. There were no purchases and sales of U.S. Government obligations during the six months ended March 31, 1999.

NOTE 3 - MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services. Under the agreement, the Advisor receives a fee, payable monthly, at the annual rate of 0.75% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the total rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred for such meetings.

NOTE 4 - UNREALIZED APPRECIATION (DEPRECIATION) ON A TAX BASIS
Unrealized appreciation (depreciation) on March 31, 1999, based on the cost of securities of $52,934,510 for federal income tax purposes, consists of the following:

         Gross unrealized appreciation                     $ 2,028,648
         Gross unrealized depreciation                      (2,201,675)
                                                           -----------

         Net unrealized appreciation                       $ (173,027)
                                                           ===========

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS
At March 31, 1999 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at March 31, 1999 were as follows:

  Currency                Currency      Delivery           Unrealized
 Receivable             Deliverable      Date       Appreciation/(Depreciation)
 ----------             -----------      ----       ---------------------------
$ 1,500,000       (Y)   169,275,000     04/26/99            $  65,767
  2,500,000       EUR     2,157,926     04/30/99              166,318
    543,144       (Y)    60,680,000     05/10/99               27,989
  1,565,420       (Y)   176,892,500     05/12/99               63,299
    552,934        A$       850,000     05/17/99               15,625
    441,234       NZD       796,020     05/17/99               16,102
  6,000,000       EUR     5,339,598     05/18/99              170,662
    234,961       CZK     8,202,500     05/28/99                5,244
    530,835       NOK     4,216,000     05/28/99             (12,807)
    926,467       SEK     7,504,380     05/28/99               10,519
 12,112,760       EUR    11,070,779     06/10/99              112,258
  3,873,235   (pound)     2,388,070     06/17/99               18,938
  1,623,632        C$     2,458,000     06/22/99               (2,202)
    954,885       DKr     6,488,156     06/23/99                8,491
  1,000,000       GRD   299,950,000     06/28/99               18,135
                                                            ---------
                                                            $ 684,338
                                                            =========

                                CURRENCY LEGEND:

        A$     - Australian Dollar            GRD      - Greek Drachma
        C$     - Canadian Dollar              NOK      - Norwegian Kroner
        CZK    - Czech Crown                  NZD      - New Zealand Dollar
        DKr    - Danish Kroner                SEK      - Swedish Krona
        EUR    - Euro                         (pound)  - British Sterling
                                              (Y)      - Japanese Yen

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND
(FORMERLY BAILARD, BIEHL & KAISER INTERNATIONAL FIXED-INCOME FUND)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Bond Fund (the "Fund") (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers and application of alternative procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
San Francisco, California
November 18, 1998